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Scudder Variable Series II


SVS INVESCO Dynamic Growth Portfolio



Supplement to the currently effective prospectuses


The following replaces the disclosure in "The Portfolio Subadvisors" section of the portfolio's prospectuses:

Effective August 1, 2005, Salomon Brothers Asset Management Inc. ("SBAM"), will become the subadvisor to the above-noted portfolio for an interim period, replacing INVESCO Institutional (N.A.) Inc. On May 11, 2005, the Board of Trustees of Scudder Variable Series II approved (i) an interim subadvisory agreement between Deutsche Investment Management Americas Inc. (the "Advisor"), on behalf of the portfolio, and SBAM; (ii) subject to shareholder approval, a permanent subadvisory agreement between the Advisor, on behalf of the portfolio, and SBAM; (iii) an amended investment management agreement between the Advisor and the portfolio; and (iv) changing the portfolio's name to Scudder Salomon Aggressive Growth Portfolio, effective August 1, 2005. The interim period begins August 1, 2005 and will continue for no longer than 150 days. During the interim period, the Advisor will seek shareholder approval of a new subadvisory agreement between the Advisor, on behalf of the portfolio, and SBAM. In addition, during the interim period, the portfolio will operate with a new investment objective and strategy, detailed below.

As the portfolio's subadvisor, SBAM, under the supervision of the Board, will make the portfolio's investment decisions, buy and sell securities for the portfolio, and conduct research that leads to these purchase and sale decisions. SBAM will also be responsible for selecting brokers and dealers, and for negotiating brokerage commissions and dealer charges. SBAM, located at 399 Park Avenue, New York, New York 10022, was established in 1987, and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individual and institutional clients throughout the world. It is a wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. As of December 31, 2004, SBAM had approximately $79.5 billion in assets under management.

Effective August 1, 2005, the Advisor will pay a fee to SBAM for acting as subadvisor to the portfolio at the annual rates shown below:

Average Daily Net Assets                                            Fee Rate
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First $100 million                                                   0.425%
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Next $400 million                                                    0.400%
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Over $500 million                                                    0.350%
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The following supplements disclosure in the "Investment Advisor" section of the portfolio's prospectuses:

Effective August 1, 2005, the investment management fee paid by the portfolio to the Advisor will be lowered. The new fee paid by the portfolio will be a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets                                            Fee Rate
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First $250 million                                                   0.800%
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Next $500 million                                                    0.775%
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Next $750 million                                                    0.750%
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Over $1.5 billion                                                    0.725%
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

Effective August 1, 2005, the following replaces the disclosure in "The Portfolio's Main Investment Strategy" section of the portfolio's prospectuses:

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its objective by investing primarily in common stocks of companies that the subadvisor believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies in the S&P 500 Index. The portfolio invests in large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the assets may be invested in the securities of such companies.

The subadvisor emphasizes individual security selection while diversifying the portfolio's investments across industries, which may help to reduce risk. The subadvisor focuses primarily, but not exclusively, on emerging growth companies that have passed their "start up" phase and show positive earnings and the prospect of achieving significant profit gains beginning two to three years after the portfolio acquires their stock. When evaluating an individual stock, the subadvisor considers whether the company may benefit from:

o  New technologies, products or services.

o  New cost-reducing measures.

o  Changes in management.

o  Favorable changes in government regulations.

While the portfolio generally invests in larger companies, it sometimes invests in the securities of small- and mid-size companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies and the price of portfolio shares tends to fluctuate more than it would if the portfolio invested in the securities of larger companies.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Effective August 1, 2005, the following replaces the disclosure in "The Portfolio Manager" section of the portfolio's prospectuses:

The portfolio's subadvisor is Salomon Brothers Asset Management Inc. ("SBAM"). Richard Freeman is the portfolio manager and is responsible for the day-to-day management of the portfolio. Mr. Freeman has more than 28 years of investment industry experience, 20 years of which have been with SBAM or its affiliates.


Effective August 1, 2005, the following supplements the disclosure in the "Performance" section of the portfolio's prospectuses:

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Average Annual Total Returns (%) as of 12/31/2004
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                                1 Year              Life of Portfolio*
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Index 2                          15.48                     2.45
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Index 2: The Russell 3000 Growth Index is a capitalization-weighted index containing the growth stocks in the Russell 3000 Index.**

*  Index comparison begins 4/30/01.

** On August 1, 2005, the Russell 3000 Growth Index will replace the Russell Mid
   Cap Growth Index as the portfolio's benchmark index because the Advisor believes it is more appropriate to measure the portfolio's performance against the Russell 3000 Growth Index as it more accurately reflects the portfolio's new investment goal and strategy.



               Please Retain This Supplement for Future Reference


May 27, 2005